United States

Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2005

Hercules Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-00496	51-0023450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Hercules Plaza

1313 North Market Street

Wilmington, Delaware 19894-0001

(Address of principal executive offices) (Zip Code)

(302) 594-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 5.02(c)                           DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 14, 2005, Hercules Incorporated (“Hercules”) announced that effective immediately, Dr. D. Charles Herak, 42, has been appointed Acting President of Hercules’ Aqualon Division (“Aqualon”) reporting to Hercules’ President and Chief Executive Officer. Dr. Herak is currently the Global Business Director for Aqualon’s carboxymethylcellulose (“CMC”) business, a position he has held since October 2003. Previously, Dr. Herak was the Regional Sales Manager for Aqualon Asia Pacific from June 1998 to October 2003. Dr. Herak joined Hercules in 1989 as a research engineer and has held positions of increasing responsibility within Aqualon. Dr. Herak holds a Ph.D. in Chemical Engineering from the Massachusetts Institute of Technology.

As previously announced, a global search (including internal and external candidates) is underway for a new President of Aqualon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  October 17, 2005

By:

  HERCULES INCORPORATED

/s/ Craig A. Rogerson
Craig A. Rogerson
President and Chief Executive Officer